EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Avidbank Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30,  2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Oakes,  Executive Vice President and Chief Financial Officer,  do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 18, 2025	By:	/s/ Patrick Oakes
Patrick Oakes
Executive Vice President and Chief Financial Officer
(Principal financial and accounting officer)